Exhibit 10.18
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of the 21ST day of September, 2017, by and among Cibus Global, Ltd., a British Virgin Islands company (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor” and any Additional Purchaser (as defined in the Series C Purchase Agreement) or holder of Registrable Securities that becomes a party to this Agreement in accordance with Section 3.9 hereof.

RECITALS

WHEREAS, the certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Shares, Series B Preferred Shares and/or Voting Common Shares issued upon conversion thereof;

WHEREAS, certain of the Prior Investors and the Company are parties to an Investors Rights Agreement dated July 29, 2015 (the “Prior Agreement”);

WHEREAS, pursuant to the Series C Preferred Share Purchase Agreement of even date herewith (the “Series C Purchase Agreement”), by and among the Company and certain Investors party thereto (the “Series C Investors”), the Series C Investors have agreed to purchase Series C Preferred Shares (defined below) from the Company;

WHEREAS, it is a condition to the obligations of the Series C Investors pursuant to the Series C Purchase Agreement that the parties hereto execute and deliver this Agreement which amends and restates the Prior Agreement; and

WHEREAS, in accordance with Section 3.6 of the Prior Agreement, (i) the Company, and (ii) the holders of at least a majority of the then-outstanding Registrable Securities (as defined in the Prior Agreement), desire to enter into this Agreement and to amend and restated the Prior Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions.  For purposes of this Agreement:

1.1          “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2          “Common Shares” means the Company’s Common Shares, no par value per share.

1.3          “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.5          “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only shares of the Company’s capital stock being registered is capital stock of the Company issuable upon conversion of debt securities that are also being registered.

1.6          “Form S‑1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.7          “Form S‑3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.8          “GAAP” means generally accepted accounting principles in the United States.

1.9          “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.10          “Immediate Family Member” means including the spouse, any lineal descendent, parent, grandparent, sibling, nephew or niece, including adoptive relationships, relationships by marriage and any person sharing the undersigned’s household (other than a tenant or employee), of a natural person referred to herein

1.11          “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.12          “IPO” means the Company’s first underwritten public offering of its shares of capital stock of the Company under the Securities Act.

1.13          “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.14          “Preferred Shares” means, collectively, Company’s Series  A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares.

1.15          “Registrable Securities” means (i) the Voting Common Shares issuable or issued upon conversion of the Preferred Shares; and (ii) any Common Shares and Voting Common Shares issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above, including without limitation any securities issued in exchange for the Preferred Shares in connection with any corporate restructuring or reorganization; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 3.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.16          “Registrable Securities then outstanding” means the number of shares determined by adding the number of outstanding Voting Common Shares that are Registrable Securities and the number of Voting Common Shares issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.17          “Restated Memorandum” means the Amended and Restated Memorandum of Association of the Company dated as of the date hereof.

1.18          “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.19          “SEC” means the U.S. Securities and Exchange Commission.

1.20          “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.21          “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.22          “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.23          “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.24          “Series A Preferred Shares” means the Company’s Series A Preferred Shares, no par value per share.

1.25          “Series B Preferred Shares” means the Company’s Series B Preferred Shares, no par value per share.

1.26          “Series C Preferred Shares” means the Company’s Series C Preferred Shares, no par value per share.

1.27          “Voting Common Shares” means the Company’s Voting Common Shares, no par value per share.

2.          Registration Rights.  The Company covenants and agrees as follows:

    2.1          Demand Registration.

(a)          Form S-1 Demand.  If at any time after one hundred eighty (180) days following the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $10,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, use commercially reasonable efforts to file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b)          Form S-3 Demand.  If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, use commercially reasonable efforts to file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c)          Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its members for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other member during such ninety (90) day period other than pursuant to a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or a registration in which the only capital stock of the Company being registered is capital stock of the Company issuable upon conversion of debt securities that are also being registered.

(d)          The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a), (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b), or (iv) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effectuating such registration, unless the Company is already subject to service of process in such jurisdiction and except as may be required under the Act.  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request, or (iii) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effectuating such registration, unless the Company is already subject to service of process in such jurisdiction and except as may be required under the Act.  A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

    2.2   Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for members other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, use commercially reasonable efforts to cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.  The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

    2.3   Underwriting Requirements.

(a)          If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Subsection 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(b)          In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by members to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.  Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other member’s securities are included in such offering.  For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)          For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

    2.4 Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)          prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, the Company shall keep the registration statement effective until all such Registrable Securities are sold, provided that the Securities Act permits offering on a continuous or delayed basis;

(b)          prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)          furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)          use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)          in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)          use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)          provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)          promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)          notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)          after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

    2.5 Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

    2.6 Expenses of Registration.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (selected by Holders of a majority of the Registrable Securities to be included in such registration) (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b).  All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

    2.7 Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

    2.8 Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a)          To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)          To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)          Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one  separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action.  The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d)          To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)          Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

    2.9 Reports Under Exchange Act.  With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S‑3, the Company shall:

(a)          make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)          use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)        furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S‑3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S‑3 (at any time after the Company so qualifies to use such form).

    2.10  Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would provide to such holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 3.9.

    2.11 “Market Stand‑off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of its Common Shares, Voting Common Shares or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form F-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any Voting Common Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for shares of the Company’s capital stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Voting Common Shares or other securities, in cash, or otherwise.  The foregoing provisions of this Subsection 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all members individually owning more than one percent (1%) of the Company’s outstanding capital stock (after giving effect to conversion into Voting Common Shares of all outstanding Preferred Shares).  The underwriters in connection with such registration are intended third‑party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.

    2.12 Restrictions on Transfer.

(a)          The Preferred Shares and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, as well as the terms and conditions of the Restated Memorandum, which conditions are intended to ensure compliance with the provisions of the Securities Act.  A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Shares and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)          Each certificate, instrument, or book entry representing (i) the Preferred Shares, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any share split, share dividend, recapitalization, merger, consolidation, or similar event, shall be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933.  SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE MEMBER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

    2.13 Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a)          the closing of a Qualified Liquidation/Change of Control Event, as such term is defined in the Company’s Restated Memorandum; and

(b)          the fifth anniversary of the IPO.

3. Miscellaneous

3.1    3.1  Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for share splits, share dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11.  For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

    3.2 Governing Law.  This Agreement shall be governed by the internal law of the California.

    3.3 Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

    3.4 Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

    3.5 Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by  electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 3.5.  If notice is given to the Company, a copy shall also be sent to Jones Day, 12265 El Camino Real, Suite 300, San Diego, California, 92130, Attention: Kenneth D. Polin, and if notice is given to Members, a copy shall also be given to Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, 02109, Attention: Lawrence S. Wittenberg.

    3.6 Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion.  Any amendment, termination, or waiver effected in accordance with this Subsection 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

    3.7   Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

    3.8 Aggregation of Shares.  All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

    3.9 Additional Investors.  Notwithstanding anything to the contrary contained herein, if the Company issues additional Series C Preferred Shares after the date hereof, whether pursuant to the Series C Purchase Agreement or otherwise, any purchaser of such Series C Preferred Shares may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder.  Furthermore, holders of the Company’s Series A Preferred Shares may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and shall thereafter be deemed an “Investor” for all purposes hereunder.  No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

    3.10 Entire Agreement.  This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

    3.11 Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS.  EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

 The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the Southern District of New York or any court of the State of New York having subject matter jurisdiction.

    3.12 Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

    3.13 Acknowledgment.  The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company.  Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CIBUS GLOBAL, LTD.

By:	/s/ Peter Beetham
Name:	Peter Beetham
Title:	President & CEO

INVESTORS

/s/ Rory Riggs
Name: Rory Riggs

/s/ Jean-Pierre Lehmann
Name: Jean-Pierre Lehmann

/s/ Donald R. Samuels
Name: Donald R. Samuels

/s/ Michael Kempner
Name: Michael Kempner

/s/ William S. Adams
Name: William S. Adams

/s/ Peter Beetham
Name: Peter Beetham

/s/ Robert G. Easton
Name: Robert G. Easton

/s/ Andrea N. Sehl
Name: Andrea N. Sehl

/s/ John V. Koerber
Name: John V. Koerber

MAF Management Ltd. /s/ Michael H. Freedman
Name: Michael H. Freedman

/s/ Christos Richards
Name: Christos Richards

/s/ Sean O’Connor
Name: Sean O’Connor

/s/ Kenneth L. Lynch
Name: Kenneth L. Lynch

/s/ Paul Pullins
Name: Paul Pullins

William C. Eacho Revocable Trust /s/ William C. Eacho
Name: William C. Eacho

/s/ Mark Tallis
Name: Mark Tallis

Crown Global Life Insurance Ltd IRO Separate Account 3000 /s/ Terria Godwin /s/Suzanne Reynolds
Name: Terria Godwin Name: Suzanne Reynolds

Baxter Partners L.P. /s/ F.H. Weymor
Name: F.H. Weymor

DJG Associated LLC /s/ Drew J. Gutt
Name: Drew J. Gutt

RS & RSDT Investment Vehicle /s/ Ricky Sandler
Name: Ricky Sandler

The Mara & Ricky Sandler Foundation /s/ Ricky Sandler
Name: Ricky Sandler

Cormorant Global Healthcare Master Fund, L.P /s/ Biluia Chen
Name: Biluia Chen

Cormorant Private Healthcare Fund I, L.P. /s/ Biluia Chen
Name: Biluia Chen

CRMA SPV, L.P. /s/ Biluia Chen
Name: Biluia Chen

Alexandria Equities No. 7, LLC
By: ARE-Special Services, LLC
A Delaware limited liability company (Managing Member)

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
A Delaware limited liability company (Managing Member)

By: ARE-ORS CORP,
A Maryland corporation
(General Partner)

/s/ Aaron Jacobson

Name: Aaron Jacobson

/s/ William B. Campbell
Name: William B. Campbell

/s/ F. Paul Mooney, Jr.
Name: F. Paul Mooney, Jr.

/s/ Ward Mooney
Name: Ward Mooney

/s/ Roland A. DeSilva
Name: Roland A. DeSilva

/s/ Scott Donahue
Name: Scott Donahue

/s/ Inigo Joaquin Espinosa de los Monteros
Name: Inigo Joaquin Espinosa de los Monteros

/s/ George Keelan
Name: George Keelan

/s/ Dennis Mensch
Name: Dennis Mensch

/s/ Jeffrey William Henderson
Name: Jeffery William Henderson

/s/ Thomas Keelan
Name: Thomas Keelan

Gerardo Lema 2003 Trust /s/ Gerardo Lema
Name: Gerardo Lema

/s/ Araceli Navarro
Name: Araceli Navarro
PQN Holdings Ltd. /s/ Susan V. Demers
Name: Susan V. Demers for Vicali Services (BVI) Inc.

The Diana L. Wege Revocable Trust U/A/D October 12, 2016 /s/ Diana L. Wege
Name: Diana L. Wege

/s/ Georges Hibon
Name: Georges Hibon

/s/ Mark L. Hart III
Name: Mark L. Hart III

Hinrichs Joint Revocable Trust DTD 9/20/2013 /s/ James F. Hinrichs /s/ Felicia J. Hinrichs
Name: James F. Hinrichs Name: Felicia J. Hinrichs

/s/ Almudena Legorreta
Name: Almudena Legorreta

/s/ Tom Pizzey
Name: Tom Pizzey

PLA Fund, LLC /s/ Pablo Legorreta
Name: Pablo Legorreta

/s/ James F. Reddoch
Name: James F. Reddoch

/s/ Jonathan Wray Sweet
Name: Jonathan Wray Sweet

/s/ Joseph P. Von Meister
Name: Joseph P. Von Meister

FSGRWCO CB Holdings LLC By: Fidelity Mt. Vernon Street Trust – Fidelity Series Growth Company Fund, its Manager /s/ Colm Hogan
Name: Colm Hogan

GRTHCOCP CB Holdings LLC By: Fidelity Growth Company Commingled Pool, its Manager By: Fidelity Management Trust Company, as Trustee /s/ Colm Hogan
Name: Colm Hogan

GROWTHCO CB Holdings LLC By: Fidelity Mt. Vernon Street Trust – Fidelity Growth Company Fund, its Manager /s/ Colm Hogan
Name: Colm Hogan

BCGF CB Holdings LLC By Fidelity Securities Fund – Fidelity Blue Chip Growth Fund, its Manager /s/ Colm Hogan
Name: Colm Hogan

BCGFCP CB Holdings LLC By: Fidelity Blue Chip Growth Commingled Pool, its Manager By: Fidelity Management Trust Company, as Trustee /s/ Colm Hogan
Name: Colm Hogan

BCGFK CB Holdings LLC By: Fidelity Securities Fund – Fidelity Blue Chip Growth K6 Fund, its Manager /s/ Colm Hogan
Name: Colm Hogan

FSBCGF CB Holdings LLC By: Fidelity Securities Fund – Fidelity Sales Blue Chip Growth Fund, its Manager /s/ Colm Hogan
Name: Colm Hogan

PYLBCG CB Holdings LLC By: FIAM Target Date Blue Chip Growth Commingled Pool, its Manager By: Fidelity Institutional Asset Management Trust Company, as Trustee /s/ Adrieu Deberghes
Name: Adrieu Deberghes

Able Convention Market Research, DB /s/ Byron Scot Astor
Name: Byron Scot Astor

Advanta IRA Administration, LLC FBO Lauren M. Jones IRA #1522633 /s/ Paul Hutchings
Name: Paul Hutchings

Bain Family Living Trust /s/ John E. Bain, TTE /s/ Laura Bain
Name: John E. Bain, TTE Name: Laura Bain

/s/ John E. Bain
Name: John E. Bain

/s/ Philip A. Band
Name: Philip A. Band

/s/ Kevin P. Barr
Name: Kevin P. Barr

/s/ Jennifer Barrett
Name: Jennifer Barrett

/s/ Patricia Bennett-Perry
Name: Patricia Bennett-Perry

Bennett Investment Protection 1, LLC /s/ James G. Bennett III
Name: James G. Bennett III

/s/ Ursula Boornazian /s/ S. Aram Boornazian
Name: Ursula Boornazian Name: S. Aram Boornazian

The Burkhart Mazzola Family Trust /s/ James Mazzola /s/ Davidde Burkhart
Name: James Mazzola Name: Davidde Burkhart

Catherine Blanchard 2004 Irrevocable Trust /s/ Edward V. Blanchard, Jr.
Name: Edward V. Blanchard, Jr.

/s/ Dennis L. Charles /s/ Leslie A. Charles
Name: Dennis L. Charles Name: Leslie A. Charles

Day-Jones Enterprises, LLC /s/ Edward V. Blanchard, Jr.
Name: Edward V. Blanchard, Jr.

/s/ Kieran Gallahue
Name: Kieran Gallahue

Hinrichs Joint Revocable Trust /s/ James F. Hinrichs
Name: James F. Hinrichs

KT Investments II, LLC /s/ Kenneth Z. Slater
Name: Kenneth Z. Slater

Lydia Blanchard 2003 Irrevocable Trust /s/ Edward V. Blanchard, Jr.
Name: Edward V. Blanchard, Jr.

MAH Credit Shelter trust /s/ Edward V. Blanchard, Jr.
Name: Edward V. Blanchard, Jr.

Business Marketing Group DBP /s/ John F. Mauldin
Name: John F. Mauldin

Mauldin Management DBP /s/ John F. Mauldin
Name: John F. Mauldin

Number Four, LLC /s/ Malcolm M. Brown IV
Name: Malcolm M. Brown IV

Optiform Imaging Systems Inc. Retirement Plan & Trust /s/ Jimmy Middleton
Name: Jimmy Middleton

/s/ Nancy B. Perkins
Name: Nancy B. Perkins

Rose Procacci Tax Exempt Trust /s/ Pasemme M. Procacci
Name: Pasemme M. Procacci

/s/ Kevin S. Reed
Name: Kevin S. Reed

/s/ Joseph Rolandelli
Name: Joseph Rolandelli

/s/ Avi Rutstein
Name: Avi Rutstein

/s/ Richard W. Schoenfeld
Name: Richard W. Schoenfeld

/s/ Major Sherwin
Name: Major Sherwin
Sophia LLC /s/ Patrick Beaudan
Name: Patrick Beaudan

The John A. Studebaker 1991 Trust /s/ Susan Vrobel
Name: Susan Vrobel

/s/ Leslie Tcheyan
Name: Leslie Tcheyan

/s/ Simon Whitten /s/Jacqueline Slater Whitten
Name: Simon Whitten Name: Jacqueline Slater Whitten

/s/ Sammye Dwight Winstead
Name: Sammye Dwight Winstead

SCHEDULE A

Investors

Rory Riggs
Jean Pierre Lehmann
New Ventures Holdings, Inc.
Crown Global Life Insurance Ltd. IRO Separate Account 30000
Robert G. Easton
Stephen Howell
Baxter Partners LP
Michael Kempner
Kenneth L. Lynch
Anurag Agarwal
Harry Glorikian
The Warren & Gail Hall Trust
Mark P. Tallis
William S. Adams
Charles C. Crispin Revocable Trust
Aram Kaloustian
Jane Roughton Kearns
Thomas F. Kearns
Daniel E. Freier Revocable Trust
Greg Gocal
Randall P. Herman Revocable Trust U/A/D/ June 10, 2014
James Paul Pullins
RS & RSDT Investment Vehicle, LLC (Chef Burros & Ricky Sandler)
The Mara and Ricky Sandler Foundation
The Tully M. Friedman Revocable Trust
Christos Richards
Andrea N. Sehl
Jennifer Barrett
Thomas J. Killian (minor child of Jennifer Barrett)
Campbell E. Killian (minor child of Jennifer Barrett)
Kari Gronberg
MRB Capital LLC
Zachary S. Wochok Revocable Trust
Noriza Ventures, S.A.
Maria Gaitanou Embiricos
Peter Beetham
Sean O’Connor
Monique Lazard
Sidney Lazard
Gerard Pilon
JG Family Trust
DG Family Trust

GCM Cibus Offshore Investors, Ltd.
GCM Cibus Domestic Investors, Ltd.
Lufam Genertic Biotech Limited
Rowiss Biotech Investment Limited
John Koerber
Scott Donohue
CRMA SPV, L.P.
Cormorant Private Healthcare Fund I, L.P.
Cormorant Global Healthcare Master Fund, L.P.
Jarvis Slade
Joan Hornig
Kevin Reed
Next Generation TS FBO F. Helmut Weymar IRA 3020
Dennis Mensch
Jackie Yu-Chen Lu
Rosalyn Lu
Ogle Enterprises, LLC
Harris Family Trust
David Soowal
Joyce Soowal
Bauke Deinum
Donald Samuels
MAF Management Ltd.
William Eacho Revocable Trust
Mark Tallis
DJG Associated LLC
Alexandria Equities No. 7, LLC
William Campbell
Ward Mooney
Ronald A. DeSilva
Inigo Joaquin Espinosa de los Monteros
George Keelan
Dennis Mensch
Jeffrey William Henderson
Thomas Keelan
John V. Koerber
Gerardo Lema 2003 Trust
Araceli Navarro
PQN Holdings Ltd.
The Diana L. Wege Revocable Trust U/A/D October 12, 2016
William S. Adams
Georges Hibon
James F. Reddoch
Tom Pizzey
Jonathan Wray Sweet
Joseph von Meister

PLA Fund, LLC
Mark L. Hart III
Almudena Legorreta
Hinrichs Joint Revocable Trust
FSGRWCO CB Holdings LLC
GRTHCOCP CB Holdings LLC
GROWTHCO CB Holdings LLC
BCGF CB Holdings LLC
BCGFCP CB Holdings LLC
PYLBCG CB Holdings LLC
BCGFK CB Holdings LLC
FSBCGF CB Holdings LLC
Simon Whitten & Jacqueline Slater Whitten
KT Investments II, LLC
Bennett Investment Protection 1, LLC
Kieran Gallahue
Richard Schoenfeld
The John A. Studebaker 1991 Trust
Sammye Dwight Winstead
The Burkhart Mazzola Family Trust
Joseph Rolandelli
Mauldin Management DBP
Business Marketing Group DBP
Millenium Trust Co., LLC Custodian FBO Optiform Imaging Systems
Millenium Trust Co., LLC Custodian FBO Major Sherwin
Advanta IRA Administration, LLC FBO Lauren M. Jones IRA #1522633
Rose Procacci Tax Exempt Trust
Sophia LLC
Number Four, LLC
Nancy B. Perkins
Patricia Bennett-Perry
Avi Rutstein
Dennis and Leslie Charles
Aram and Ursula Boornazian
Kevin Barr
MAH Credit Shelter Trust
Lydia Blanchard 2003 Irrevocable Trust
Catherine Blanchard 2004 Irrevocable Trust
Day-Jones Enterprises, LLC
Leslie Tcheyan
Kevin Reed
Jennifer Barrett
Philip Band
John E. Bain
Bain Family Living Trust
Able Convention Market Research, DB
Sean O’Connor
Jeffrey Henderson
Hinrichs Joint Revocable Trust